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Exhibit 23.1

INDEPENDENT REGISTERED AUDITORS' CONSENT

        We consent to the use in this Registration Statement of Medicor Ltd. on Form SB-2, Amendment No. 4 dated July 11, 2005, of our report dated August 20, 2004, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

/s/ GREENBERG & COMPANY LLC Greenberg & Company LLC Springfield, NJ July 11, 2005

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  Exhibit 23.1